Exhibit 4.1

NUMBER

CD

Codex DNA, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

CUSIP 192003 10 1

SEE REVERSE FOR CERTAIN DEFINITIONS AND LEGENDS

This certifies that

is the record holder of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $0.0001 PAR VALUE PER SHARE, OF

CERTIFICATE OF STOCK

Codex DNA, Inc.

transferable on the books of the corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly appointed officers.

Dated:

Codex DNA, Inc. CORPORATE SEAL March 24, 2011 DELAWARE

PRESIDENT AND CHIEF EXECUTIVE OFFICER

CHIEF FINANCIAL OFFICER

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

SECURITY-COLUMBIAN UNITED STATES BANKNOTE COMPANY

PROOF OF: JUNE 11, 2021
CODEX DNA, INC.
OPERATOR: DKS
WO - 21000197 FACE
NEW
ABCorp Secure since 1795
711 ARMSTRONG LANE
COLUMBIA, TN 38401
(931) 388-3003
PRODUCTION COORDINATOR: NICKY DECKARD 931-305-2907
COLORS SELECTED FOR PRINTING: INTAGLIO PRINTS IN SC-6 LIGHT BLUE.
PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF

The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common
COM PROP – as common property

UNIF GIFT MIN ACT– ....Custodian........................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

UNIF TRF MIN ACT– ....Custodian (until age................)
(Cust)
........................under Uniform Transfers
(Minor)
to Minors Act..
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________ hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

[ ]

____

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

____

____

____ shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ attorney-in-fact
to transfer the said stock on the books of the within named Corporation with full power of the substitution in the premises.

Dated ______________________________

X ______________________________

X ______________________________
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

Signature(s) Guaranteed:

By ______________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION, (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15. GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE DATED

ABCorp Secure since 1795 — 711 ARMSTRONG LANE, COLUMBIA, TN 38401, (931) 388-3003	PROOF OF: JUNE 11, 2021 CODEX DNA, INC. WO - 21000197 BACK OPERATOR: DKS
PRODUCTION COORDINATOR: NICKY DECKARD 931-305-2907	NEW

PLEASE INITIAL THE APPROPRIATE SELECTION FOR THIS PROOF: ☐OK AS IS ☐OK WITH CHANGES ☐MAKE CHANGES AND SEND ANOTHER PROOF